UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

EQT Infrastructure Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56691	99-3884445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 34th Floor New York, NY	10167
(Address of principal executive offices)	(Zip Code)

(917) 281-0850

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Management Agreement

On April 30, 2026, EQT Infrastructure Company LLC (the “Company”) entered into an Amended and Restated Management Agreement (the “A&R Management Agreement”) with EQIC Holdings L.P., a subsidiary of the Company, and EQT Partners Inc. (the “Manager”).

The amendment and restatement effects certain changes, including, among other things, setting forth the terms of the management fee for the Company’s Class M-I Shares, Class M-S Shares, Class M-I-TE Shares and Class M-S-TE Shares, as established pursuant to the Second A&R LLCA (as defined below).

The Manager is an indirect subsidiary of EQT AB.

Such summary description of the A&R Management Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Management Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2026, the Company executed its Second Amended and Restated Limited Liability Company Agreement (the “Second A&R LLCA”), which amended and restated the Company’s Amended and Restated Limited Liability Company Agreement, dated as of January 30, 2026.

The amendment and restatement effects certain changes, including, among other things, the establishment of the Company’s Class M-I Shares, Class M-S Shares, Class M-I-TE Shares and Class M-S-TE Shares.

Class M-I Shares, Class M-S Shares, Class M-I-TE Shares and Class M-S-TE Shares

Class M-I Shares, Class M-S Shares, Class M-I-TE Shares and Class M-S-TE Shares have equal rights and privileges with the Company’s Class D Shares, Class A-D Shares, Class I Shares, Class A-I Shares, Class S Shares, and Class A-S Shares, except that Class S Shares, Class A-S Shares, Class M-S Shares and Class M-S-TE Shares pay a sales load and dealer manager fee; Class I Shares, Class A-I Shares, Class M-I Shares and Class M-I-TE Shares do no pay a servicing fee; and Class A-I, Class A-D, Class A-S, Class M-I Shares, Class M-S Shares, Class M-I-TE Shares and Class M-S-TE Shares pay a lower management fee rate.

Class M-I Shares, Class M-S Shares, Class M-I-TE Shares and Class M-S-TE Shares are not entitled to nominate, remove or participate in the appointment of directors of the Company.

Such summary description of the Second A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the Second A&R LLCA, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 30, 2026, by a written consent, EQT Holdings AB, an indirect subsidiary of EQT AB and the Company’s sole Class Q Member, approved the Second A&R LLCA, as described under Item 5.03 of this Current Report on Form 8-K.

Item 8.01. Other Events.

On April 30, 2026, the Board of Directors of the Company adopted a revised share repurchase plan (the “Share Repurchase Plan”) to reflect the addition of the Company’s Class M-I Shares, Class M-S Shares, Class M-I-TE Shares and Class M-S-TE Shares. Pursuant to the Share Repurchase Plan, the Company’s shareholders may request that the Company repurchase all or a portion of their shares, subject to the terms and limitations contained in the Share Repurchase Plan.

The Company does not expect to make repurchases under the Share Repurchase Plan until after September 30, 2026.

The foregoing summary description of the Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Share Repurchase Plan, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Limited Liability Company Agreement, dated as of April 30, 2026
4.1	Share Repurchase Plan
10.1	Amended and Restated Management Agreement, between EQT Infrastructure Company LLC, EQIC Holdings L.P. and EQT Partners Inc., dated as of April 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2026	EQT Infrastructure Company LLC

	By:	/s/ Bethany Oleynick
	Name:	Bethany Oleynick
	Title:	Legal Director and Secretary